SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 21, 2004

Lakeland Bancorp, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	33-27312	22-2953275
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey	07438
(Address of principal executive offices)	(Zip Code)

973-697-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 12.    Results of Operations and Financial Condition

On January 21, 2004, Lakeland Bancorp, Inc. disseminated a press release reporting Fourth Quarter 2003 earnings which is being furnished with this Current Report on Form 8-K as Exhibit 99.1.

Exhibit 99.1    Press Release, dated January 21, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAKELAND BANCORP, INC.

By:	/S/ ROGER BOSMA
	Name:	Roger Bosma
	Title:	President and Chief Executive Officer

Date:  January 21, 2004

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